                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 20, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                           000-30176               73-1567067
(State or Other Jurisdiction of    (Commission File Number)      (I.R.S. Employer
Incorporation or Organization)                                 Identification Number)



20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                                              73102
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611



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ITEM 5.  OTHER EVENTS

         On December 20, 2001, Devon Energy Corporation announced that it had entered into additional hedging transactions covering its first quarter 2002 natural gas production. In addition, the company summarized the aggregate effects of all of its 2002 oil and gas hedges in place.

         The press release is filed as Exhibit 99 to this Current Report on Form
8-K, and the contents of such Exhibit is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99 Press Release dated December 20, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         DEVON ENERGY CORPORATION


                                         By: /s/ Marian J. Moon
                                            ---------------------------
                                             Marian J. Moon
                                             Senior Vice President

Date:  December 20, 2001



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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99        Press Release dated December 20, 2001